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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       October 25, 1996
                                                 -------------------------------


                  AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                             0-25634                          87-0365268
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)


1350 Albert Street, Youngstown, Ohio                                   44505
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code    (330) 746-3311
                                                   -----------------------------


                           Forte Computer Easy, Inc.
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         (Former name or former address, if changed since last report.)

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THE CURRENT REPORT ON FORM 8-K OF THE REGISTRANT PREVIOUSLY FILED ON NOVEMBER
22, 1996 IS HEREBY AMENDED TO ADD THERETO THE FOLLOWING LISTING OF EXHIBITS AND
SCHEDULES:


ITEM 5.         OTHER EVENTS.

        The exhibits and schedules referenced in that certain Agreement and Plan of Reorganization dated October 25, 1996 between Forte Computer Easy, Inc. and AAP Holdings, Inc. are as follows:

Exhibits
--------

1.3(a)(iii)     Form of legal opinion of counsel to AAPH and AAP
1.3(b)(iii)     Form of legal opinion of counsel to FCEI
1.3(c)          Form of Registration Rights Agreement


Schedules
---------

2.2             Delivery of AAP Shares
3.1             Organization and Capital Structure of AAP
3.2             Financial Statements of AAP
3.3             Certain Changes/Events (AAP)
3.4             Defaults/Litigation (AAP)
3.5             Required Consents and Approvals (AAP)
3.7             Properties (AAP)
3.9             Intellectual Property (AAP)
3.10            Real Property (AAP)
3.11            Contracts (AAP)
3.12            Employee Matters (AAP)
3.14            Insurance (AAP)
3.15            Environmental Matters (AAP)
3.16            Receivables (AAP)
3.17            Customers/Suppliers (AAP)
3.18            Finders (AAP)
4.1             Organization and Capital Structure of FCEI
4.4             Financial Statements of FCEI
4.5             Certain Changes/Events (FCEI)
4.6             Defaults/Litigation (FCEI)
4.7             Required Consents and Approvals (FCEI)
4.9             Properties (FCEI)
4.11            Intellectual Property (FCEI)


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                4.12            Real Property (FCEI)
                4.13            Contracts (FCEI)
                4.14            Employee Matters (FCEI)
                4.16            Insurance (FCEI)
                4.17            Environmental Matters (FCEI)
                4.18            Receivables (FCEI)
                4.19            Customers/Suppliers (FCEI)
                4.20            Finders (FCEI)
               10.1             Directors and Officers


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERICAN ARCHITECTURAL
                                PRODUCTS CORPORATION (formerly
                                known as Forte Computer Easy, Inc.)



Date:  April 16, 1997           By  /s/ Frank J. Amedia
                                   ---------------------------------
                                        Frank J. Amedia, President